UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JULY 31, 2006

Annual Report
to Shareholders

DWS Target 2014 Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is expected to be closed to new investors in May 2006. Please refer to the fund's prospectus for more details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/06
	1-Year	3-Year	5-Year	10-Year
DWS Target 2014 Fund	-.65%	3.67%	1.63%	5.57%
S&P 500 Index+	5.38%	10.80%	2.82%	8.88%
Lehman Brothers US Government Bond Index++	1.24%	3.15%	4.48%	6.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/06	$ 7.48
7/31/05	$ 8.10
Distribution Information: Twelve Months: Income Dividends as of 7/31/06	$ .55
Capital Gain Distribution as of 7/31/06	$ .03
Lipper Rankings — Mixed-Asset Target 2020 Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	68	of	70	96
3-Year	28	of	28	97
5-Year	16	of	17	89
10-Year	5	of	6	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2014 Fund [] S&P 500 Index+ [] Lehman Brothers US Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/06
		1-Year	3-Year	5-Year	10-Year
DWS Target 2014 Fund	Growth of $10,000	$9,438	$10,585	$10,302	$16,333
	Average annual total return	-5.62%	1.91%	.60%	5.03%
S&P 500 Index+	Growth of $10,000	$10,538	$13,602	$11,494	$23,408
	Average annual total return	5.38%	10.80%	2.82%	8.88%
Lehman Brothers US Government Bond Index++	Growth of $10,000	$10,124	$10,976	$12,448	$18,138
	Average annual total return	1.24%	3.15%	4.48%	6.14%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers US Government Bond Index is an unmanaged market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2006 to July 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2006
Actual Fund Return
Beginning Account Value 2/1/06	$ 1,000.00
Ending Account Value 7/31/06	$ 988.10
Expenses Paid per $1,000*	$ 5.87
Hypothetical 5% Fund Return
Beginning Account Value 2/1/06	$ 1,000.00
Ending Account Value 7/31/06	$ 1,018.89
Expenses Paid per $1,000*	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Target 2014 Fund	1.19%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Target 2014 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Target 2014 Fund (formerly Scudder Target 2014 Fund). DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2005.

Head of Americas Large Cap Core Team and Global Commodities Team: New York.

Over 22 years of investment industry experience.

BA, State University of New York at Stony Brook.

Sal Bruno

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2005.

Portfolio Manager for Large Cap Core Equity: New York.

BS, Cornell University; MBA, New York University, Stern School of Business.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Ohn Choe

Analyst of Deutsche Asset Management and Portfolio Manager of the fund.

Portfolio Manager Associate specializing in Mortgage Backed Securities: New York.

Joined Deutsche Asset Management and the fund in 2005.

BSBA, Georgetown University.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Gregory Y. Sivin, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2005.

Portfolio Manager for US Large Cap Core Equity: New York.

Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

BS, State University of New York at  Stony Brook.

In the following interview, Portfolio Managers Theresa Gusman, Sal Bruno, Gregory Sivin and William Chepolis discuss the market environment, fund performance and their strategy in managing the DWS Target 2014 Fund during the annual period ended July 31, 2006.

Q: How did the US bond market perform during the annual reporting period?

A: Looking first at the bond market, US Treasuries delivered a mixed performance over the past year. Yields on bonds of all maturities rose, reflecting falling prices. The yield on the two-year note rose 0.95 percentage points, from 4.02% to 4.97%, while the yield on the 10-year note climbed 0.70 percentage points, from 4.29% to 4.99%. As a whole, the Treasury market provided investors with a modestly positive total return in shorter-maturity issues and negative returns in long-term bonds. (Total returns incorporate both yields and price movements.)

Underneath this overarching trend, Treasury prices were volatile as investors struggled to assess the direction of both US economic growth and the US Federal Reserve Board's (the Fed) interest-rate policy. The economic measures that the Fed monitors have often conflicted, or seemed to go one way one month only to reverse the next. For example, after two months of low employment growth (as measured by non-farm payrolls) in September and October, the November number was the highest recorded in the prior three years.1 The market has looked to a few key indicators, such as gross domestic product, employment, housing and commodities prices, to try to guess how the Fed will try to address and balance concerns about inflation and growth. With numbers indicating stronger growth, which would tip the balance in favor of limiting inflation via further monetary tightening, Treasury prices generally fell. With numbers indicating slacking growth, Treasury prices typically rose in anticipation of a pause in the Fed's rate hikes.

1 Non-farm payroll is a statistic researched and reported by the US Department of Labor Statistics representing the total number of paid workers of any business excluding general government employees, private household employees, employees of nonprofit organizations that provide assistance to individuals and farm employees. This monthly report estimates the average work week and average weekly earnings of all non-farm employees.

Another source of volatility was the changing leadership of the Fed the beginning of this year, with Ben Bernanke taking over for former chairman Alan Greenspan. As a result, the market — which had long been accustomed to Greenspan's style of communication — had to take a few lessons in learning to interpret the nuances of Chairman Bernanke's comments.

Q: What events drove performance in the stock market?

A: Similar to the situation in the bond market, a modest gain in stock prices masked a high level of underlying market volatility. The bulk of the markets' return came in the interval from mid-October through the first week of May, when the same factors that supported equity performance during the length of the current bull market — namely, steady global growth and strong corporate earnings — continued to fuel positive investor sentiment. In mid-May, however, the backdrop became more challenging. The combination of rising inflation pressures, the possibility of slower global growth and the apparent likelihood that the Fed would need to raise rates more than previously thought led to a rapid increase in investors' aversion to risk. The result was a sharp sell-off in the global markets. During the latter half of June, however, the markets regained significant ground in a powerful rebound that began with modest bargain hunting, but ended with a substantial rally in the final days of the month after the Fed, in the statement that accompanied its June 29, 2006 interest rate decision, hinted that it may be nearing the end of its long series of interest rate increases. The end result was a positive return for the Standard & Poor's 500 (S&P 500) Index, but with a greater level of volatility than the markets had experienced in quite some time.2

Q: How did the fund perform in this environment?

A: DWS Target 2014 Fund produced a total return of -0.65% for the 12-month period ended July 31, 2006.

Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.

The fund, which invests in both stocks and bonds, held weightings of 28% and 72% (as a percent of net assets), respectively, in the two asset classes as of July 31, 2006. The fund's stock benchmark is the S&P 500 Index, which posted a total return of 5.38% during the semiannual period. The fund's bond benchmark is the Lehman Brothers US Government Bond Index, which returned 1.24% for the same period.3

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Lehman Brothers US Government Bond Index is an unmanaged, market-value- weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

The primary cause for underperformance was our stock selection in the equity portion of the portfolio, where the fund's holdings underperformed the S&P 500 Index. Additionally, the fund's holdings in fixed income produced a return lower than that of the benchmark. (See page 15.)

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: The largest positive contribution to performance came from our stock selection in the financials sector, where the fund benefited from holding an overweight in brokers such as The Goldman Sachs Group, Inc., Lehman Brothers Holdings, Inc. and Morgan Stanley, all of which reported earnings growth well above the sector as a whole.4 Brokerage stocks underperformed during the May-June market correction, but we continue to like these stocks on the basis of what we believe are robust fundamentals and favorable growth characteristics.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Also aiding performance was the fund's positioning in utilities, where the fund's large overweight in TXU Corp. delivered a strong gain. The company has gained a competitive advantage by developing a cleaner technology for coal-fired power plants. Additionally, its lower cost structure and its ability to get new plants up and running faster than its peers have helped TXU deliver better results than its industry peers.

In consumer staples, returns were helped both by what the fund did own and by what it did not own. A strong performer here was Altria Group, Inc. (formerly Philip Morris), which received a favorable ruling concerning its liability for tobacco-related illnesses. In the view of the market, this news could help clear the way for the company to recognize value by splitting its operations into multiple entities. Also boosting performance was a position in PepsiCo, Inc., which continues to report strong sales worldwide. In terms of what the fund did not own, our decision not to hold shares of Wal-Mart Stores, Inc., which trailed the overall market and negatively impacted the benchmark, helped the fund's relative performance.

Our stock selection in industrials also was a source of positive performance. United Technologies Corp., whose diversified portfolio of business lines continues to perform well, was the fund's leading contributor in this sector. Boeing Co., which has taken market share from Airbus (its primary competitor), and Emerson Electric Co., whose worldwide footprint has allowed it to take advantage of strong global growth, were also top performers. Unfortunately, a position in Tyco International Ltd. weighed on performance, but we continue to like the stock on the belief that it does not reflect the underlying value of the company.

In the strong-performing energy sector, the fund's top contributor was Hess Corp. The company, formerly known as Amerada Hess Corp., has delivered strong earnings after bringing in a new management team, developing a more focused business model and boosting its earnings growth.

Rounding out the list of positive contributors was our stock selection in the health care sector. In this potentially challenging group, we added value to the fund through a position in Aetna, Inc., which the fund sold in the spring just before the stock collapsed, and Baxter International, Inc., which soared in July when the company reported that its earnings were on track to come in above expectations for 2006. Health care was also home to one of the fund's leading detractors, UnitedHealth Group, Inc., which came under investigation for its practices in granting stock options to employees.

Our least effective stock selection was in the technology sector, where holdings in Marvell Technology Group Ltd., Adobe Systems, Inc., QUALCOMM, Inc. and eBay Inc. all lost ground. We elected to sell the the fund's holdings in Marvell Technology Group Ltd. Another negative was our decision to sell the fund's holding in Oracle Corp. in the autumn, which prevented the fund from participating in the stock's subsequent outperformance. Fortunately, our decisions to sell the fund's holdings in both Dell, Inc. and Intel Corp. prior to their share price declines helped cap the extent of the fund's underperformance within technology.

How is the equity portion of the fund managed?

"We believe fundamental equity research is our competitive advantage, so we strive to generate long-term outperformance through individual stock selection. We combine the insights of our proprietary individual company research with the objectivity of quantitative portfolio construction — in other words, the use of statistical measures to evaluate individual stocks and weed out those that do not meet our criteria. After our research analysts determine the expected return for each stock in our investment universe, our quantitative process uses those inputs to determine the weighting for each stock in order to maximize the fund's return and help manage its risk. To help ensure that stock selection drives returns, the fund's sector weightings are kept closely in line with those of the benchmark. We believe this focus on individual stock selection is the way we can add the greatest amount of value for shareholders over time."

Portfolio Manager Theresa Gusman

Also detracting were our stock picks in the consumer discretionary, telecommunications and materials sectors. The most significant underperformers in these industries were Black & Decker Corp., Sprint Nextel Corp. and Dow Chemical Co., respectively.

Q: How did the fund's investments in fixed-income securities affect performance?

A: The fixed-income portion of the fund's portfolio is invested entirely in US Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.5 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1,000 per bond) on their maturity date. Because STRIPS are more responsive to interest-rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to overall market volatility. This is particularly true for longer-maturity STRIPS. As the maturity dates for these STRIPS approach, the dominant contribution to price performance is the gradual appreciation to par value.

5 STRIPS is an acronym for Separate Trading of Registered Interest and Principal Securities.

The price of the Target 2014 Fund's STRIP position will continue to move toward par value over time. However, bond market weakness was a factor during the past year given that the securities in the fund do not mature until November 15, 2014 — meaning that they were subject to market volatility in the short term. As a result, the fund's fixed income weighting dampened its performance during the reporting period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	7/31/06	7/31/05

US Treasury Obligations	72%	70%
Common Stocks	26%	30%
Exchange Traded Funds	1%	—
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/06	7/31/05

Financials	22%	20%
Information Technology	15%	16%
Health Care	13%	13%
Industrials	11%	11%
Energy	10%	9%
Consumer Staples	10%	9%
Consumer Discretionary	9%	12%
Utilities	4%	4%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2006 (7.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
2. General Electric Co. Manufactures, distributes and markets electricity	1.0%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	0.9%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.7%
5. Merrill Lynch & Co., Inc. Provider of investment, finance and insurance services	0.7%
6. The Goldman Sachs Group, Inc. Provider of global investment banking services	0.7%
7. Morgan Stanley Provider of investment banking and brokerage services	0.7%
8. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	0.6%
9. Wells Fargo & Co. Provider of various financial services	0.6%
10. Bank of America Corp. Provider of commercial banking services	0.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2006

	Shares	Value ($)

Common Stocks 26.7%
Consumer Discretionary 2.3%
Automobiles 0.2%
Toyota Motor Corp. (ADR)	1,040	109,429
Hotels Restaurants & Leisure 0.5%
McDonald's Corp.	4,510	159,609
Starwood Hotels & Resorts Worldwide, Inc.	1,380	72,560
		232,169
Household Durables 0.0%
Black & Decker Corp.	240	16,922
Media 0.7%
Comcast Corp. "A"*	1,290	44,350
News Corp. "A"	5,230	100,625
Omnicom Group, Inc.	580	51,336
Time Warner, Inc.	2,630	43,395
Walt Disney Co.	1,700	50,473
		290,179
Multiline Retail 0.5%
Federated Department Stores, Inc.	2,080	73,029
J.C. Penney Co., Inc.	2,090	131,586
		204,615
Specialty Retail 0.2%
Staples, Inc.	3,620	78,265
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	2,540	72,924
Consumer Staples 2.6%
Beverages 1.2%
Coca-Cola Co.	5,010	222,945
PepsiCo, Inc.	5,030	318,801
		541,746
Household Products 0.9%
Procter & Gamble Co.	7,120	400,144
Tobacco 0.5%
Altria Group, Inc.	2,560	204,723
Energy 2.8%
Energy Equipment & Services 0.5%
Cameron International Corp.*	2,010	101,324
Schlumberger Ltd.	1,730	115,651
		216,975
Oil, Gas & Consumable Fuels 2.3%
ExxonMobil Corp.	7,772	526,475
Hess Corp.	2,650	140,185
Marathon Oil Corp.	300	27,192
Occidental Petroleum Corp.	1,790	192,873
Valero Energy Corp.	1,880	126,768
		1,013,493
Financials 6.0%
Capital Markets 3.8%
Bank of New York Co., Inc.	7,490	251,739
Lehman Brothers Holdings, Inc.	4,260	276,687
Mellon Financial Corp.	1,820	63,700
Merrill Lynch & Co., Inc.	4,360	317,495
Morgan Stanley	4,250	282,625
The Goldman Sachs Group, Inc.	2,010	307,028
UBS AG	3,100	168,640
		1,667,914
Commercial Banks 1.2%
Unibanco-Uniao de Bancos Brasileiros SA (ADR)	1,090	75,613
Wachovia Corp.	3,300	176,979
Wells Fargo & Co.	3,650	264,041
		516,633
Diversified Financial Services 0.7%
Bank of America Corp.	5,020	258,681
Moody's Corp.	1,140	62,563
		321,244
Insurance 0.3%
MetLife, Inc.	2,930	152,360
Health Care 3.5%
Biotechnology 0.2%
Amgen, Inc.*	1,380	96,241
Health Care Equipment & Supplies 0.9%
Baxter International, Inc.	6,150	258,300
C.R. Bard, Inc.	2,000	141,940
		400,240
Health Care Providers & Services 1.0%
Cardinal Health, Inc.	1,480	99,160
Caremark Rx, Inc.	1,220	64,416
UnitedHealth Group, Inc.	3,670	175,536
WellPoint, Inc.*	1,390	103,555
		442,667
Life Sciences Tools & Services 0.1%
Fisher Scientific International, Inc.*	930	68,923
Pharmaceuticals 1.3%
Abbott Laboratories	1,429	68,263
AstraZeneca PLC (ADR)	680	41,500
Johnson & Johnson	2,208	138,111
Novartis AG (ADR)	3,560	200,143
Wyeth	2,540	123,114
		571,131
Industrials 3.0%
Aerospace & Defense 1.0%
Boeing Co.	2,280	176,517
Honeywell International, Inc.	3,530	136,611
United Technologies Corp.	2,020	125,624
		438,752
Electrical Equipment 0.3%
Emerson Electric Co.	1,500	118,380
Industrial Conglomerates 1.4%
General Electric Co.	14,010	457,987
Tyco International Ltd.	5,890	153,670
		611,657
Machinery 0.2%
PACCAR, Inc.	1,380	111,435
Road & Rail 0.1%
Canadian National Railway Co.	840	33,928
Information Technology 3.9%
Communications Equipment 1.0%
Cisco Systems, Inc.*	10,230	182,606
Motorola, Inc.	4,850	110,386
QUALCOMM, Inc.	4,470	157,612
		450,604
Computers & Peripherals 0.4%
Apple Computer, Inc.*	990	67,280
International Business Machines Corp.	1,390	107,600
		174,880
Internet Software & Services 0.6%
eBay, Inc.*	6,030	145,142
Google, Inc. "A"*	360	139,176
		284,318
IT Services 0.4%
Automatic Data Processing, Inc.	4,140	181,166
Semiconductors & Semiconductor Equipment 0.6%
Applied Materials, Inc.	6,120	96,329
ASML Holding NV (NY Registered Shares)*	5,590	111,241
Maxim Integrated Products, Inc.	1,810	53,178
		260,748
Software 0.9%
Adobe Systems, Inc.*	3,590	102,351
Electronic Arts, Inc.*	940	44,283
Microsoft Corp.	9,500	228,285
		374,919
Materials 0.8%
Chemicals 0.2%
Dow Chemical Co.	2,500	86,450
Metals & Mining 0.5%
Alcan, Inc.	1,250	57,200
Companhia Vale do Rio Doce (ADR)	4,020	93,264
Mittal Steel Co. NV "A" (NY Registered Shares)	1,600	54,736
		205,200
Paper & Forest Products 0.1%
Weyerhaeuser Co.	940	55,140
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	7,660	229,723
Wireless Telecommunication Services 0.4%
American Tower Corp. "A"*	1,900	64,220
Sprint Nextel Corp.	6,090	120,582
		184,802
Utilities 0.9%
Electric Utilities 0.6%
Allegheny Energy, Inc.*	2,650	108,783
Exelon Corp.	1,920	111,168
FPL Group, Inc.	1,760	75,926
		295,877
Independent Power Producers & Energy Traders 0.3%
TXU Corp.	1,930	123,964
Total Common Stocks (Cost $10,302,644)		11,840,880
	Principal Amount ($)	Value ($)

US Treasury Obligations 72.4%
US Treasury STRIPS, 5.039%**, 11/15/2014 (a) (Cost $33,563,427)	48,440,000	32,064,277
	Shares	Value ($)

Exchange Traded Funds 0.8%
Consumer Discretionary Select Sector SPDR Fund	3,160	102,005
SPDR Trust, Series 1	2,000	255,700
Total Exchange Traded Funds (Cost $350,628)		357,705
	Contracts	Value ($)

Put Options Purchased 0.0%
Valero Energy Corp., expiring 8/19/2006, Strike Price $65.0 (Cost $2,616)	12	1,800
	Shares	Value ($)

Securities Lending Collateral 26.1%
Daily Assets Fund Institutional, 5.24% (b) (c) (Cost $11,565,655)	11,565,655	11,565,655

Cash Equivalents 0.6%
Cash Management QP Trust, 5.3% (d) (Cost $280,999)	280,999	280,999
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,065,969)+	126.6	56,111,316
Other Assets and Liabilities, Net	(26.6)	(11,791,962)
Net Assets	100.0	44,319,354

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

+ The cost for federal income tax purposes was $56,094,520. At July 31, 2006, net unrealized appreciation for all securities based on tax cost was $16,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,964,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,947,482

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2006 amounted to $11,390,708 which is 25.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities

SPDR: Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2006
Assets
Investments: Investments in securities, at value (cost $44,219,315) — including $11,390,708 of securities loaned	$ 44,264,662
Investment in Daily Assets Fund Institutional (cost $11,565,655)*	11,565,655
Investment in Cash Management QP Trust (cost $280,999)	280,999
Total investments in securities, at value (cost $56,065,969)	56,111,316
Cash	13,301
Receivable for investments sold	38,976
Dividends receivable	11,223
Interest receivable	1,224
Foreign taxes recoverable	419
Other assets	7,427
Total assets	56,183,886
Liabilities
Payable for investments purchased	164,947
Payable for Fund shares redeemed	42,062
Payable upon return of securities loaned	11,565,655
Accrued management fee	18,932
Other accrued expenses and payables	72,936
Total liabilities	11,864,532
Net assets, at value	$ 44,319,354
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	45,347
Accumulated net realized gain (loss)	567,698
Paid-in capital	43,706,309
Net assets, at value	$ 44,319,354
Net Asset Value
Net Asset Value and redemption price(a) per share ($44,319,354 ÷ 5,925,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.48

* Represents collateral on securities loaned.

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $947)	$ 225,355
Interest	1,621,031
Interest — Cash Management QP Trust	7,285
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,670
Total Income	1,859,341
Expenses: Management fee	248,611
Services to shareholders	84,389
Custodian fees	10,971
Distribution service fees	122,323
Auditing	35,055
Legal	20,890
Trustees' fees and expenses	15,093
Reports to shareholders	28,444
Registration fees	13,779
Other	1,120
Total expenses before expense reductions	580,675
Expense reductions	(3,657)
Total expenses after expense reductions	577,018
Net investment income (loss)	1,282,323
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,437,859
Written options	8,165
1,446,024
Net unrealized appreciation (depreciation) during the period on: Investments	(3,072,963)
Written options	558
(3,072,405)
Net gain (loss) on investment transactions	(1,626,381)
Net increase (decrease) in net assets resulting from operations	$ (344,058)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 1,282,323	$ 1,743,763
Net realized gain (loss) on investment transactions	1,446,024	4,368,422
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,072,405)	(2,192,837)
Net increase (decrease) in net assets resulting from operations	(344,058)	3,919,348
Distributions to shareholders from: Net investment income	(3,481,436)	(2,602,311)
Net realized gains	(158,146)	—
Fund share transactions: Proceeds from shares sold	1,253,792	2,875,286
Reinvestment of distributions	3,547,775	2,523,999
Cost of shares redeemed	(9,864,298)	(18,374,622)
Redemption fees	84	—
Net increase (decrease) in net assets from Fund share transactions	(5,062,647)	(12,975,337)
Increase (decrease) in net assets	(9,046,287)	(11,658,300)
Net assets at beginning of period	53,365,641	65,023,941
Net assets at end of period (including undistributed net investment income of $0 and $1,650,054, respectively)	$ 44,319,354	$ 53,365,641
Other Information
Shares outstanding at beginning of period	6,591,328	8,200,186
Shares sold	160,652	359,521
Shares issued to shareholders in reinvestment of distributions	468,044	319,483
Shares redeemed	(1,295,017)	(2,287,862)
Net increase (decrease) in Fund shares	(666,321)	(1,608,858)
Shares outstanding at end of period	5,925,007	6,591,328

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.10	$ 7.93	$ 7.88	$ 7.87	$ 8.84
Income (loss) from investment operations: Net investment income (loss)[a]	.20	.25	.30	.30	.28
Net realized and unrealized gain (loss) on investment transactions	(.24)	.30	.07	.03	(.86)
Total from investment operations	(.04)	.55	.37	.33	(.58)
Less distributions from: Net investment income	(.55)	(.38)	(.32)	(.32)	(.20)
Net realized gain on investment transactions	(.03)	—	—	—	(.19)
Total distributions	(.58)	(.38)	(.32)	(.32)	(.39)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 7.48	$ 8.10	$ 7.93	$ 7.88	$ 7.87
Total Return (%)[b]	(.65)[c]	7.06	4.75	4.40	(6.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	53	65	71	78
Ratio of expenses before expense reductions (%)	1.17	1.18	1.05	.96[d]	.97
Ratio of expenses after expense reductions (%)	1.16	1.18	1.05	.96[d]	.97
Ratio of net investment income (loss) (%)	2.58	3.04	3.81	3.92	3.41
Portfolio turnover rate (%)	31	98	12	17	50

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .93%.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Target 2014 Fund (formerly Scudder Target 2014 Fund) (the "Fund"), is a diversified series of DWS Target Fund (formerly Scudder Target Fund) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2014) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager. Fund shares are sold during a limited offering period and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth. Effective July 3, 2006, the Fund's shares are no longer available to new investors except under certain circumstances. For details, please refer to the Fund's prospectus and Statement of Additional Information.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended July 31, 2006, the Fund fully utilized its capital loss carryforward of $83,000.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ 600,794
Unrealized appreciation (depreciation) on investments	$ 16,796

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2006	2005
Distributions from ordinary income	$ 3,481,436*	$ 2,602,311
Distributions from long-term capital gains	$ 158,146	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2006, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $14,378,087 and $18,425,922, respectively. Purchases and sales of US Treasury obligations aggregated $1,047,542 and $5,988,943, respectively.

For the year ended July 31, 2006, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12	$ 522
Options written	13	8,270
Options expired	(12)	(522)
Options closed	(13)	(8,270)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

For the period from August 1, 2005 through November 30, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $67,629, of which $17,829 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2006, the Service Fee was $122,323, of which $18,555 is unpaid. Accordingly, for the year ended July 31, 2006, the Service Fee was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $14,880, of which $5,040 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2006, the Advisor agreed to reimburse the Fund $2,495, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the year ended July 31, 2006, the Fund's custodian and transfer agent fees were reduced by $68 and $1,094 respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. The Staff of the SEC has informed counsel for Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC's order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Subsequent to July 31, 2006, the Fund recorded a receivable of $50,393 which is equivalent to $0.009 per share.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC's announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Target 2014 Fund:

We have audited the accompanying statement of assets and liabilities of DWS Target 2014 Fund (formerly Scudder Target 2014 Fund) (the "Fund"), one of a series of DWS Target Fund (formerly Scudder Target Fund) (the "Trust"), including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Target 2014 Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 18, 2006

Tax Information (Unaudited)

The Fund paid distributions of $0.025 per share from net long-term capital gains during its year ended July 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,264,000 as capital gain dividends for its year ended July 31, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 6% of the income dividends paid during the Fund's fiscal year ended July 31, 2006, qualified for the dividends received deductions.

For federal income tax purposes, the Fund designates $249,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		68
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	68
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	68
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		71
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines	InvestorACCESS (800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone, and the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFEX
CUSIP Number	23337N 709
Fund Number	55

ITEM 2.	CODE OF ETHICS.

As of the end of the period, July 31, 2006, DWS Target 2014 Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS TARGET 2014 FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended July 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$30,903	$0	$4,176	$0
2005	$29,944	$0	$4,083	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$170,000	$325,304	$0
2005	$467,000	$61,520	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls and agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$4,176	$325,304	$518,300	$847,780
2005	$4,083	$61,520	$27,459	$93,062

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2014 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2014 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 28, 2006